                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




                                 AUGUST 2, 2004
                                (Date of Report)




                             CNA SURETY CORPORATION
             (Exact name of Registrant as specified in its charter)




                                     1-13277
                              (Commission File No.)


                 DELAWARE                                 34-4144905
       (State or other jurisdiction)           (IRS Employer Identification No.)


       CNA PLAZA, CHICAGO, ILLINOIS                            60685
 (Address of principal executive offices)                   (Zip code)


                                 (312) 822-5000
               (Registrant's telephone number, include area code)

ITEM 5. OTHER EVENTS

        See Exhibit 99 to this Form 8-K

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)     Exhibits

                Exhibit 99 - CNA Surety Corporation Press Release issued on August 2, 2004.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       CNA SURETY CORPORATION
                                       (Registrant)



                                   By: /s/  John F. Corcoran
                                       -------------------------------
                                       John F. Corcoran
                                       Senior Vice President and Chief
                                       Financial Officer


Dated: August 3, 2004

                                  EXHIBIT INDEX

Exhibit No.

99.     CNA Surety Corporation Press Release issued on August 2, 2004.